UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22137

Oppenheimer Master Loan Fund, LLC

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2015

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2015 Unaudited

	Principal
	Amount	Value

Corporate Loans—96.4%

Consumer Discretionary—32.2%

Auto Components—1.6%

Affinia Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
4.75%-5.75%, 4/25/20[1]	$3,049,466	$3,052,326

Cooper Standard, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.00%, 3/26/21[1]	3,782,130	3,733,277

FPC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.25%, 11/19/19[1]	7,644,634	6,259,044

Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 4.00%, 4/23/20[1]	3,221,113	3,092,268

Transtar Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.75%, 10/9/18[1]	2,773,163	2,384,920

		18,521,835

Automobiles—1.0%

Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1,
5.333%, 8/3/49[1,2]	7,877,751	788

Federal-Mogul Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.00%, 4/3/18[1]	2,000,000	1,810,000
Tranche C, 4.75%, 4/15/21[1]	10,119,270	8,950,494

		10,761,282

Distributors—3.3%

Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.25%, 7/29/22[1]	7,125,000	6,697,500

Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.00%, 6/5/20[1]	3,414,200	3,290,435

BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.50%, 9/26/19[1]	4,846,699	4,641,926

Capital Automotive LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
6.00%, 4/30/20[1]	7,268,328	7,231,986

Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.00%, 2/23/18[1]	2,329,488	1,215,217

Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.25%, 10/16/19[1]	1,550,907	1,512,781

PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 4.25%, 3/11/22[1]	6,084,944	5,939,666

Staples, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
3.50%, 4/24/21[1]	6,840,000	6,776,306

		37,305,817

Diversified Consumer Services—2.0%

4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.50%-7.00%, 5/8/20[1]	1,821,068	1,675,383

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 6.75%, 4/30/18[1]	2,744,184	2,541,801

IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 6.00%, 4/1/21[1]	3,897,848	3,186,491

IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%,
4/1/22[1]	1,100,036	811,276

Koosharem LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan,
7.50%, 5/15/20[1]	3,472,720	3,264,356

1  OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Diversified Consumer Services (Continued)

Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.00%, 6/15/18[1]	$6,352,957	$5,336,484

Nord Anglia Education Finance, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 5.00%, 3/31/21[1]	5,470,816	5,409,269

		22,225,060

Hotels, Restaurants & Leisure—7.3%

Amaya Gaming, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%,
7/29/21[1]	5,577,706	5,224,453

American Casino & Entertainment Properties, Sr. Sec. Credit
Facilities 1st Lien Term Loan, 4.75%, 7/7/22[1]	1,194,000	1,194,000

Bowlmor AMF, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 7.25%, 9/20/21[1]	2,720,278	2,699,876

Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche B5, 6.00%, 3/1/17[1,3]	1,788,615	1,556,095

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 10.50%, 10/31/16[1,3]	802,296	719,058
Tranche B6, 7.00%, 3/1/17[1,3]	3,764,067	3,312,379
Tranche B7, 9.75%, 1/29/18[1,3]	4,557,500	3,811,209

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	10,952,851	9,973,940

Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities
1st Lien Term Loan, 6.25%, 5/10/21[1]	5,054,374	4,463,644

CEC Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.25%, 2/14/21[1]	3,219,651	3,066,717

Cinemark USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
3.20%-3.33%, 5/6/22[1]	338,261	338,471

Corner Investment Propco LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 11.00%, 11/2/19[1]	3,485,656	3,407,228

Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 4.25%-5.50%, 2/18/21[1]	3,748,628	3,611,177

Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.25%, 7/25/22[1]	2,553,600	2,548,281

Equinox Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.00%, 1/31/20[1]	1,538,024	1,526,489

Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.50%, 11/21/19[1]	1,934,085	1,921,996

Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Delayed Draw, Tranche B, 5.50%, 11/21/19[1]	2,392,455	2,377,503

Jacobs Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 5.25%, 10/29/18[1]	3,168,815	3,121,282

La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 4.00%, 4/14/21[1]	1,534,209	1,499,049

Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 4.00%, 4/24/18[1]	2,653,281	2,643,745

Pinnacle Operating Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.75%, 11/15/18[1]	5,061,794	4,821,359

2 OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Hotels, Restaurants & Leisure (Continued)

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit
Term Loan, 14.50%, 5/20/18[1,2,4]	$3,430,706	$17,157

Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 6.00%, 10/18/20[1]	1,363,443	1,257,436
Tranche B2, 6.00%, 10/1/21[1]	3,605,726	3,303,747

SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B3, 4.00%, 5/14/20[1]	1,194,899	1,167,267

US Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 4.50%, 3/31/19[1]	5,842,245	5,794,776

Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B2, 4.00%, 4/2/20[1]	7,864,835	5,790,485

		81,168,819

Household Durables—0.9%

SRAM LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%-
5.25%, 4/10/20[1]	4,111,332	3,412,406

Sun Products Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.50%, 3/23/20[1]	4,980,490	4,681,660

Wilton Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 8.50%, 8/30/18[1]	1,957,150	1,866,631

		9,960,697

Internet & Catalog Retail—0.2%

Camping World, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.25%, 2/20/20[1]	2,576,776	2,560,672

Leisure Products—1.2%

Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.00%, 8/14/20[1]	1,774,700	1,768,679

Intrawest Operations Group LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.75%, 12/9/20[1]	2,913,642	2,888,147

Playa Resorts Holding BV, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.00%, 8/9/19[1]	2,259,003	2,196,880

Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.25%, 3/2/20[1]	6,687,763	6,573,516

		13,427,222

Media—11.8%

Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 3.05%, 7/15/16[1,2,4]	2,722,943	272

Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Delayed Draw, 5.50%, 7/2/19[1]	8,255,626	8,238,430

Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.50%, 4/1/21[1]	4,577,199	3,692,275

Checkout Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 7.75%, 4/11/22[1]	2,200,072	1,254,041

Cinram International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 0.432%, 8/3/49[1,2,4]	482,232	1,220

Clear Channel Communications, Inc., Extended Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche D, 7.174%, 1/30/19[1]	28,347,613	19,985,067

3 OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Media (Continued)

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche E, 7.924%, 7/30/19[1]	$701,170	$494,909

Cumulus Media Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.25%, 12/18/20[1]	815,727	621,313

Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 6.50%, 2/26/20[1]	5,923,910	5,657,334

Endemol, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%,
8/11/21[1]	2,969,647	2,657,834

Formula One, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 4.75%, 7/30/21[1]	6,399,025	6,201,724

Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.75%, 10/18/19[1]	2,191,425	1,390,185

Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B4, 6.00%, 8/4/19[1]	2,932,451	2,807,822

IMG Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.25%, 5/6/21[1]	4,386,301	4,332,846

Internet Brands, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.75%, 6/30/21[1]	2,746,440	2,667,480

ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.75%, 12/18/20[1]	6,042,736	5,944,542

Legendary Pictures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 7.00%, 4/22/20[1]	4,480,000	4,435,200

Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st
Lien Term Loan, 4.50%, 1/7/22[1]	3,129,094	2,964,817

Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.00%, 7/30/20[1]	4,355,295	4,308,476

Mergermarket USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 4.50%, 2/4/21[1]	3,124,124	3,030,400

Merrill Communications LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 6.25%, 6/1/22[1]	3,442,630	3,150,006

NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.25%, 1/22/20[1]	7,318,849	6,898,016

Penton Business Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 4.75%, 10/3/19[1]	2,913,684	2,899,115

Project Sunshine IV Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 8.00%, 9/23/19[1]	703,838	672,165

Salem Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.50%, 3/13/20[1]	1,051,147	1,024,868

SuperMedia, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
11.60%, 12/30/16[1]	2,204,375	1,043,403

Technicolor, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
5.00%, 7/11/20[1]	5,832,519	5,813,079

Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
3.75%, 12/27/20[1]	5,069,857	5,025,496

TWCC Holdings Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
7.00%, 6/26/20[1]	6,453,436	6,443,355

Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche C3, 4.00%, 3/1/20[1]	32,938	32,306
Tranche C4, 4.00%, 3/1/20[1]	6,705,236	6,578,119

4 OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Media (Continued)

WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 4.00%, 10/12/19[1]	$4,899,795	$4,842,629

Yankee Cable Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.25%, 3/1/20[1]	5,408,900	5,332,840

YP LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
8.00%, 6/4/18[1]	1,349,266	1,302,042

		131,743,626

Multiline Retail—1.3%

J.C. Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
6.00%, 5/22/18[1]	6,217,007	6,117,927

Neiman Marcus, Sr. Sec. Credit Facilities Term Loan, 4.25%,
10/25/20[1]	9,531,616	8,462,293

		14,580,220

Specialty Retail—1.6%

Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities
1st Lien Term Loan, Tranche B3, 4.25%, 8/13/21[1]	6,397,537	6,327,568

Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.75%, 7/26/19[1]	5,744,253	5,760,767

Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 4.75%, 8/30/21[1]	3,814,375	3,716,632

National Vision, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.00%, 3/5/21[1]	1,855,932	1,788,655

		17,593,622

Consumer Staples—2.9%

Beverages—0.8%

Burger King, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B2, 3.75%, 12/10/21[1]	3,608,115	3,591,204

Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
4.50%, 8/3/22[1]	5,157,075	5,147,405

		8,738,609

Food & Staples Retailing—1.0%

Albertsons Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 5.375%, 3/21/19[1]	5,423,477	5,403,514
Tranche B4, 5.50%, 8/25/21[1]	5,422,230	5,384,952

Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche
1, 5.75%, 8/21/20[1]	772,798	776,823

		11,565,289

Food Products—1.1%

AdvancePierre Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.75%, 7/10/17[1]	928,459	928,227

CSM Bakery Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.00%, 7/3/20[1]	4,690,294	4,587,107

CSM Bakery Supplies, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
8.75%, 7/5/21[1]	610,104	582,649

Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
4.50%-5.75%, 11/1/18[1]	4,193,155	4,172,189

5 OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Food Products (Continued)

JBS USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 3.75%, 9/18/20[1]	$9,244	$9,192

Performance Food Group, Inc., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 6.25%, 11/14/19[1]	1,346,428	1,345,867

		11,625,231

Energy—2.2%

Energy Equipment & Services—2.1%

AFGlobal Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.00%, 12/19/19[1]	1,673,975	518,932

American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 5.25%, 8/4/20[1]	5,591,331	1,516,648

ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.75%, 9/20/21[1]	3,855,685	2,827,501

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 3.875%, 9/25/18[1]	1,754,769	1,202,017

HGIM, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
5.50%, 6/18/20[1]	767,613	454,811

Larchmont Resources LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 8.25%, 8/7/19[1]	377,400	245,310

MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 3.75%, 3/31/20[1]	954,052	837,181

Offshore Group Investment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 10/25/17[1,2]	1,954,730	405,607
Tranche B, 5.75%, 3/28/19[1,2]	1,528,533	317,171

Pacific Drilling SA, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.50%, 6/3/18[1]	751,148	326,749

ProPetro Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 7.25%, 9/30/19[1]	3,298,028	2,226,169

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 7.00%, 6/21/19[1,2]	11,634,576	2,908,644

Sabine Oil & Gas Corp., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, Tranche B, 8.75%, 12/31/18[1,2]	2,514,368	62,859

Samson Investment Co., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 6.25%, 9/25/18[1,2]	225,000	11,250

Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.00%, 2/12/21[1]	5,298,610	2,192,300

Templar Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
Tranche B, 8.50%, 11/25/20[1]	6,349,506	777,815

TPF II Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.50%, 10/4/21[1]	6,389,750	6,261,955

		23,092,919

Oil, Gas & Consumable Fuels—0.1%

Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 5.25%, 7/29/21[1]	2,446,751	1,755,544

Financials—2.7%

Commercial Banks—1.3%

Acrisure LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
6.50%, 5/13/22[1]	3,047,183	2,929,105

6 OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Commercial Banks (Continued)

Alliant Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.50%, 8/12/22[1]	$3,582,000	$3,513,720

HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.00%, 10/2/20[1]	5,713,755	5,392,356

Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 5.50%, 4/9/22[1]	2,614,781	2,608,244

		14,443,425

Consumer Finance—0.2%

PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.75%, 9/29/20[1]	1,743,022	1,734,307

PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
10.00%, 9/29/21[1]	974,953	979,828

		2,714,135

Diversified Financial Services—0.4%

Altisource Solutions Sarl, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.50%, 12/9/20[1]	877,514	767,825

RCS Capital, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%,
4/29/19[1]	4,377,843	3,732,111

		4,499,936

Insurance—0.8%

Aqgen Liberty Management I, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 6.50%, 7/1/19[1]	4,200,752	4,095,733

National Financial Partners Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.50%, 7/1/20[1]	5,194,038	5,012,247

		9,107,980

Health Care—11.5%

Health Care Equipment & Supplies—9.1%

21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 6.50%, 4/30/22[1]	6,762,309	5,747,963

Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.50%, 4/28/22[1]	4,066,138	3,941,612

Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
6.00%, 4/16/21[1]	4,408,188	4,309,004

Alvogen Pharma US, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 6.00%, 4/1/22[1]	3,186,413	3,121,356

AMAG Pharmaceuticals, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.75%, 8/17/21[1]	711,000	686,559

Ardent Legacy Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 6.50%, 8/4/21[1]	1,436,400	1,429,218

CareCore National LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.50%, 3/5/21[1]	1,928,487	1,648,856

Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.00%, 6/7/19[1]	11,117,844	10,233,053

CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche G, 3.75%, 12/31/19[1]	799,610	780,744
Tranche H, 4.00%, 1/27/21[1]	2,462,367	2,423,124

Connolly Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 4.50%, 5/14/21[1]	4,108,715	4,002,575

7 OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Health Care Equipment & Supplies (Continued)

ConvaTec, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 4.25%, 6/15/20[1]	$4,222,042	$4,163,111

CT Technologies Intermediate Holdings, Inc., Sr. Sec. Credit Facilities
1st Lien Term Loan, Tranche B, 5.25%, 11/18/21[1]	2,718,108	2,629,769

DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.25%, 6/8/20[1]	3,700,725	3,605,124

Drumm Investors LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
6.75%, 5/4/18[1]	3,976,187	3,959,618

Envision Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B2, 4.25%, 10/28/22[1]	2,250,000	2,243,673

eResearchTechnology, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.50%, 5/8/22[1]	1,028,478	1,010,480

HCR ManorCare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.00%, 4/6/18[1]	2,335,120	2,212,527

IASIS Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B2, 4.50%, 5/3/18[1]	5,944,792	5,846,703

inVentiv Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B4, 7.75%, 5/15/18[1]	2,655,730	2,620,321

LHP Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 9.00%, 7/3/18[1]	926,002	907,482

LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term
Loan, Tranche A, 6.50%, 11/30/18[1]	2,014,992	1,823,568

Medpace, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
4.75%, 3/31/21[1]	538,893	536,423

National Mentor, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.25%, 1/31/21[1]	4,353,945	4,243,281

National Surgical Hospitals, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.50%, 6/1/22[1]	686,550	667,670

New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 6.50%, 7/31/19[1]	1,364,580	1,316,820

Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.00%, 11/27/20[1]	6,917,163	5,853,649

Ortho-Clinical Diagnostics, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.75%, 6/30/21[1]	3,131,664	2,673,658

P2 Lower Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 5.50%, 10/22/20[1]	1,473,974	1,475,817

Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities
1st Lien Term Loan, Tranche B, 4.25%, 8/18/22[1]	5,731,200	5,583,622

PRA Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
4.50%, 9/24/20[1]	4,422,428	4,382,352

Sage Products Holdings III LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.25%, 12/13/19[1]	1,992	1,970

Sterigenics-Nordion Holdings LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.25%, 5/15/22[1]	2,109,713	2,056,970

US Renal Care, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.25%, 11/2/22[1]	3,210,000	3,192,611

		101,331,283

8 OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Health Care Providers & Services—1.9%

American Renal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Delayed Draw, Tranche B, 4.50%, 8/20/19[1]	$1,896,644	$1,868,194

Genesis Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 10.00%, 12/4/17[1]	2,684,125	2,737,808

Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.25%, 4/9/21[1]	6,230,000	6,027,525

Millennium Laboratories LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.25%, 4/14/21[1]	10,854,978	4,681,209

Steward Health Care System LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 6.75%, 4/10/20[1]	1,585,858	1,546,212

Surgery Center Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 5.25%, 11/3/20[1]	4,767,963	4,742,135

		21,603,083

Health Care Technology—0.0%

Vitera Healthcare Solutions LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 6.00%, 11/4/20[1]	249,126	238,538

Life Sciences Tools & Services—0.5%

JLL/Delta Dutch Newco BV, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.25%, 3/11/21[1]	5,288,669	5,110,176

Industrials—21.1%

Aerospace & Defense—1.1%

AM General LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 10.25%, 3/22/18[1]	1,333,143	1,103,176

Doncasters Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.50%, 4/9/20[1]	3,600,305	3,498,297

Landmark Aviation Canadian, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.75%, 10/25/19[1]	178,815	178,144

LM US Member LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.75%, 10/25/19[1]	4,126,826	4,111,351

Sequa Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
5.25%, 6/19/17[1]	1,017,797	707,369

TurboCombustor Technology, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 5.50%, 12/2/20[1]	2,647,918	2,330,168

		11,928,505

Commercial Services & Supplies—7.9%

Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%-
7.50%, 10/18/21[1]	1,590,763	1,583,472

Allied Security Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.25%, 2/12/21[1]	2,142,193	2,084,176

Allied Security Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term
Loan, Tranche B, 8.00%, 8/12/21[1]	164,528	157,535

Ascend Learning LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.50%, 7/26/19[1]	2,420,898	2,415,855

Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 8/4/22[1]	9,166,223	8,471,121
Tranche B1, 5.00%, 5/24/19[1]	5,321,836	5,032,461

Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%,
3/3/21[1]	225,000	193,078

9 OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Commercial Services & Supplies (Continued)

Audio Visual Services Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 4.50%, 1/22/21[1]	$4,379,614	$4,226,327

Ceridan HCM Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Exit
Term Loan, Tranche B2, 4.50%, 9/15/20[1]	2,752,349	2,363,580

CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan,
6.50%, 3/19/21[1]	841,202	703,806

CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien
Term Loan, 6.50%, 3/14/21[1]	1,684,671	1,409,509

EWT Holdings III Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
4.75%, 1/15/21[1]	2,817,386	2,775,126

Expert Global Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 8.50%, 4/3/18[1]	868,866	864,522

First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 6.25%, 6/30/22[1]	2,607,589	2,542,400

Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.00%, 11/6/20[1]	2,310,182	2,214,166

Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Delayed Draw, Tranche B, 4.00%, 11/6/20[1]	239,746	229,781

IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 6.00%, 10/31/21[1]	5,713,952	5,685,382

Information Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.75%, 9/30/20[1]	613,523	612,486

Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
4.25%, 1/27/21[1]	1,912,121	1,870,691

Knowledge Universe, Sr. Sec. Credit Facilities 1st Lien Term Loan,
6.00%, 8/12/22[1]	3,600,975	3,510,951

Leighton Services, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.50%, 5/23/22[1]	1,897,500	1,883,269

Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B1, 5.00%, 4/18/19[1]	1,261,806	1,179,789

Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 9.00%, 4/17/20[1]	551,135	493,266

Novitex Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.50%, 7/1/20[1]	2,024,713	1,903,231

Packers Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.00%, 12/2/21[1]	663,488	664,732

Protection One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.00%, 7/1/21[1]	7,137,113	7,038,977

Sabre, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
4.00%, 2/19/19[1]	7,017,057	6,955,658

Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B2, 5.25%, 4/17/20[1]	450,000	327,375

SourceHOV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 7.75%, 10/31/19[1]	2,956,226	2,631,041

TransFirst, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%,
11/12/21[1]	10,330,979	10,271,576

TransFirst, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%,
11/11/22[1]	438,680	429,906

10 OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Commercial Services & Supplies (Continued)

Universal Services, Sr. Sec. Credit Facilities 1st Lien Term Loan,
4.75%, 7/28/22[1]	$6,155,000	$5,874,178

		88,599,423

Electrical Equipment—1.0%

Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.25%, 1/25/21[1]	1,170,662	1,151,325

First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.196%, 3/24/21[1]	5,178,056	5,168,808
Tranche C1, 3.697%, 3/23/18[1]	3,246,386	3,209,864

Internap Network Services Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 6.00%, 11/22/19[1]	1,367,927	1,306,370

		10,836,367

Industrial Conglomerates—5.1%

Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.50%, 1/31/20[1]	4,637,608	4,436,646

Boyd Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%,
4/15/22[1]	1,819,877	1,735,708

Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B5, 3.50%, 5/27/22[1]	1,900,450	1,810,774

CPI Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.50%, 8/17/22[1]	3,231,923	3,195,564

Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.25%, 12/12/19[1]	3,052,723	3,027,920

Doosan Bobcat, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.50%, 5/28/21[1]	6,408,378	6,328,273

Excelitas Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 6.00%, 11/2/20[1]	3,695,388	3,302,753

Filtration Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.25%, 11/20/20[1]	2,466,291	2,399,496

Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
4.25%, 7/5/21[1]	6,403,457	6,024,584

Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.50%, 6/30/21[1]	3,803,934	3,715,177

Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 4.50%, 9/28/20[1]	5,289,401	5,246,424

Sensus USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.50%, 5/9/17[1]	3,783,155	3,698,034

TransDigm, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E,
3.50%, 5/14/22[1]	3,077,868	2,987,182

US Farathane LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 6.75%, 12/23/21[1]	3,457,281	3,427,030

Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%,
6/25/21[1]	2,537,596	2,315,556

WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
4.50%, 12/28/19[1]	4,061,067	3,776,792

		57,427,913

11 OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Machinery—1.5%

BWAY Holdings Co., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.50%, 8/14/20[1]	$6,935,982	$6,716,340

International Equipment Solutions LLC, Sr. Sec. Credit Facilities 1st
Lien Term Loan, 7.25%-8.50%, 8/16/19[1]	1,634,367	1,536,305

Pelican Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.25%, 4/8/20[1]	2,491,489	2,373,143

RBS Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.00%, 8/21/20[1]	6,324,685	6,145,487

		16,771,275

Road & Rail—2.0%

Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 9.75%, 11/12/20[1]	3,750,000	3,487,500

Wabash National Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.25%, 3/18/22[1]	1,279,866	1,278,267

Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
8.652%, 2/23/22[1]	12,017,200	11,076,253

YRC Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.25%, 2/13/19[1]	7,808,890	6,832,779

		22,674,799

Trading Companies & Distributors—1.0%

iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche A2, 7.00%, 3/19/17[1]	1,606,442	1,614,474

Ocwen Financial Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.50%, 2/15/18[1]	435,860	435,997

Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 7.00%, 2/8/19[1]	4,422,466	3,294,737

Walter Investment Management Corp., Sr. Sec. Credit Facilities 1st
Lien Term Loan, 4.75%, 12/11/20[1]	6,404,274	5,547,702

		10,892,910

Transportation Infrastructure—1.5%

MPG Holdco I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
3.75%, 10/21/21[1]	1,685,807	1,650,586

Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 6.50%, 8/7/20[1]	8,225,000	7,279,125

Schaeffler, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
4.25%, 5/15/20[1]	1,482,609	1,487,056

TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.50%, 6/30/22[1]	6,205,000	6,080,900

		16,497,667

Information Technology—8.3%

Communications Equipment—0.3%

Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 7.75%, 7/17/20[1]	3,031,021	2,834,005

Electronic Equipment, Instruments, & Components—0.5%

Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.50%, 4/14/21[1]	2,459,531	2,316,058

12 OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Electronic Equipment, Instruments, & Components (Continued)

Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%,
10/30/19[1]	$3,727,240	$3,675,991

		5,992,049

Internet Software & Services—5.6%

Active Network, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term
Loan, 5.50%, 11/13/20[1]	3,377,463	3,302,879

Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7,
6.25%, 4/30/20[1]	10,641,866	7,484,776

Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.50%, 5/20/22[1]	3,440,000	3,333,934

CommScope, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.00%, 12/29/22[1]	1,336,650	1,330,175

Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B2, 6.25%, 12/15/21[1]	5,163,656	4,808,654

Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B2, 4.00%, 4/29/20[1]	4,167,246	4,147,277

Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%,
6/25/22[1]	5,935,125	5,895,556

Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
4.75%, 6/1/22[1]	2,352,202	2,302,218

Informatica Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.50%, 8/5/22[1]	4,677,866	4,513,167

Linxens France SA, Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.00%, 10/14/22[1]	1,450,000	1,448,188

Micro Focus US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.25%, 11/19/21[1]	6,284,093	6,227,536

Mitchell International, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.50%, 10/12/20[1]	3,700,298	3,519,908

Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 6.00%, 4/25/22[1]	5,747,467	5,739,087

TIBCO Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 6.50%, 12/4/20[1]	7,339,736	6,660,810

TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 6.00%, 5/31/21[1]	2,667,363	2,440,637

		63,154,802

IT Services—0.4%

Vertafore, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%,
10/3/19[1]	4,378,717	4,347,439

Office Electronics—0.4%

BMC Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.00%, 9/10/20[1]	4,784,781	3,994,368

Software—1.1%

Aptean, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
5.25%, 2/21/20[1]	1,545,714	1,513,512

Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B3, 4.75%, 10/4/18[1]	3,381,323	3,267,204

13 OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Software (Continued)

Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B5, 3.75%, 6/3/20[1]	$4,494,327	$4,240,586

RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 6.00%, 12/21/18[1]	4,103,373	3,672,519

		12,693,821

Materials—8.7%

Chemicals—3.6%

Allnex Luxembourg & CY SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.50%, 10/4/19[1]	960,118	958,917
Tranche B2, 4.50%, 10/4/19[1]	498,159	497,536

CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B2, 4.25%, 8/28/20[1]	386,664	384,408

CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.25%, 8/28/20[1]	3,711,511	3,689,861
Tranche B3, 4.25%, 8/28/20[1]	1,129,432	1,122,845

Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.50%, 5/1/20[1]	3,955,478	3,737,927

Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st
Lien Term Loan, 4.50%, 7/23/21[1]	2,329,698	2,293,297

Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.25%, 3/31/22[1]	945,002	921,524

Nusil Technology LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.25%, 4/7/17[1]	873,086	861,446

OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B3, 6.50%, 8/20/19[1]	2,060,893	2,081,502

PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
4.00%, 8/7/17[1]	1,274,842	1,266,874

Road Infrastructure Investment, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 4.25%, 3/31/21[1]	3,432,260	3,340,731

Royal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
4.50%, 6/20/22[1]	2,432,775	2,400,086

Solenis International LP, Sr. Sec. Credit Facilities 1st Lien Term Loan,
4.25%, 8/2/21[1]	1,937,260	1,862,999

Styrolution Group GmbH, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B1, 6.50%, 11/7/19[1]	5,660,706	5,639,479

Tronox Pigments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.50%, 3/19/20[1]	1,942,132	1,732,139

Univar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
4.25%, 7/1/22[1]	7,391,475	7,179,628

		39,971,199

Construction Materials—1.5%

Atkore, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/9/21[1]	2,608,680	2,445,638

Continental Building Products LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.00%, 8/28/20[1]	3,942,723	3,880,298

CPG International, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche
B, 4.75%, 9/30/20[1]	2,147,843	2,029,711

GYP Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%,
3/27/21[1]	2,458,442	2,353,958

HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%,
8/13/21[1]	4,678,275	4,606,931

14 OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Construction Materials (Continued)

Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.00%, 9/28/20[1]	$2,056,884	$2,039,530

		17,356,066

Containers & Packaging—1.6%

Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Delayed Draw, Tranche B, 4.00%, 12/17/19[1]	2,619,879	2,583,038

Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 5.00%, 7/3/19[1]	3,150,719	2,910,477

Exopack/Coveris, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.50%, 5/8/19[1]	3,170,272	3,091,016

KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 6.00%, 8/26/22[1]	3,735,638	3,595,551

Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, 5.00%, 4/22/20[1]	1,379,007	1,370,676

Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, 5.00%, 4/28/20[1]	3,225,462	3,205,974

Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B1, 4.50%, 12/1/18[1]	720,000	713,868

		17,470,600

Metals & Mining—1.5%

Alpha Natural Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 3.50%, 5/22/20[1]	1,441,314	647,390

Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%,
5/16/18[1]	17,311,482	7,992,140

Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B2, 7.50%, 4/16/20[1]	8,906,824	5,740,448

Novelis, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
4.00%, 6/2/22[1]	2,780,543	2,661,503

		17,041,481

Paper & Forest Products—0.5%

Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 3.75%, 4/30/21[1]	5,768,589	5,559,478

Telecommunication Services—3.6%

Diversified Telecommunication Services—3.6%

Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.00%, 9/10/20[1]	2,287,597	2,216,110

Communications Sales & Leasing, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 5.00%, 10/14/22[1]	9,259,882	8,617,477

FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 7.50%, 2/14/19[1]	1,640,431	1,638,210

Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.00%, 5/22/20[1]	5,854,533	4,342,114

IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
5.50%, 8/6/21[1]	3,334,770	3,151,358

IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%,
2/4/22[1]	1,968,972	1,772,075

15 OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Diversified Telecommunication Services (Continued)

LTS Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 4.00%, 4/13/20[1]	$6,483,154	$6,333,199

Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B2, 4.75%, 4/30/20[1]	3,768,028	2,741,240

Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 2nd
Lien Term Loan, 9.00%, 4/30/21[1]	1,057,322	586,814

US TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
6.00%, 11/25/20[1]	2,740,816	2,653,452

XO Communications, Sr. Sec. Credit Facilities 1st Lien Term Loan,
4.25%, 3/22/21[1]	2,121,780	2,080,229

Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 3.75%, 5/6/21[1]	3,713,461	3,663,066

		39,795,344

Wireless Telecommunication Services—0.0%

NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 5.75%, 11/9/19[1]	508,065	505,525

Utilities—3.2%

Electric Utilities—2.5%

Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 6.375%, 8/13/19[1]	7,721,983	7,612,586

Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Delayed Draw, Tranche B, 6.375%, 8/13/18[1]	513,224	505,953

Atlantic Power LP, Sr. Sec. Credit Facilities 1st Lien Term Loan,
4.75%, 2/20/21[1]	3,838,342	3,823,949

Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities
1st Lien Term Loan, Debtor in Possession, 4.25%, 6/20/16[1]	1,049,194	1,047,390

Green Energy Partners/Stonewall LLC, Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B1, 6.50%, 11/15/21[1]	642,458	626,397

InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
5.50%, 6/15/20[1]	3,660,061	3,316,930

LA Frontera Generation LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.50%, 9/30/20[1]	737,713	701,442

Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B1, 6.75%, 12/19/20[1]	6,346,006	5,870,055

Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.00%, 11/9/20[1]	2,772,345	1,922,158

Wheelabrator, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 12/17/21[1]	2,708,651	2,434,400
Tranche C, 5.00%, 12/17/21[1]	120,385	108,196

		27,969,456

Gas Utilities—0.7%

Panda Temple Power II LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 7.25%, 4/3/19[1]	8,308,675	7,394,721

Total Corporate Loans (Cost $1,171,831,634)		1,077,384,233

16 OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Corporate Bond and Note—0.0%

Erickson Air-Crane, Inc., 6% Sub. Nts., 11/2/20 (Cost $759,370)	$812,089	$323,757

	Shares

Preferred Stock—0.0%

Alpha Media Group, Inc., Preferred[5] (Cost $–)	105	—

Common Stocks—1.1%

Alpha Media Group, Inc.[5]	784	—

Cinram International Income Fund[5]	16,132,097	—

Everyware Global, Inc.[5]	106,918	801,885

ION Media Networks, Inc.[5]	6,081	2,201,322

Mach Gen LLC[5]	34,118	155,663

Media General, Inc.[5]	546,336	8,823,327

Precision Partners[5]	43	3,653

Revel Entertainment, Inc.[5]	87,478	—

Total Common Stocks (Cost $15,685,295)		11,985,850

Investment Company—0.4%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[6,7] (Cost
$4,544,582)	4,544,582	4,544,582

Total Investments, at Value (Cost $1,192,820,881)	97 .9%	1,094,238,422

Net Other Assets (Liabilities)	2 .1	23,440,846

Net Assets	100 .0%	$1,117,679,268

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

3. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

4. Interest or dividend is paid-in-kind, when applicable.

5. Non-income producing security.

6. Rate shown is the 7-day yield at period end.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares			Shares
	September 30,	Gross	Gross	December 31,
	2015	Additions	Reductions	2015

Oppenheimer Institutional Money
Market Fund, Cl. E	39,153,521	163,060,458	197,669,397	4,544,582

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$4,544,582	$19,643

17 OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS December 31, 2015 Unaudited

1. Organization

Oppenheimer Master Loan Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end, management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

18 OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

19 OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

20 OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$1,077,366,804	$17,429	$1,077,384,233
Corporate Bond and Note	—	323,757	—	323,757
Preferred Stock	—	—	—	—
Common Stocks	8,823,327	957,548	2,204,975	11,985,850
Investment Company	4,544,582	—	—	4,544,582

Total Assets	$13,367,909	$1,078,648,109	$2,222,404	$1,094,238,422

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table
Investments, at Value:
Corporate Loans	$12,564,478	$(12,564,478)

Total Assets	$12,564,478	$(12,564,478)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services

21 OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

At period end, securities with an aggregate market value of $1,077,384,233, representing 96.4% of the Fund’s net assets were comprised of loans.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may

22 OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. Loans and debt securities are subject to credit risk. Credit risk relates to the ability of the borrower under a loan or issuer of a debt to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers subsequently miss an interest payment. Information concerning securities not accruing income at period end is as follows:

Cost	$21,484,107
Market Value	$3,724,968
Market Value as % of Net Assets	0.33%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $9,398,741, representing 0.84% of the Fund’s net assets, were subject to these forbearance agreements.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

23 OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

24 OPPENHEIMER MASTER LOAN FUND, LLC

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Loan Fund, LLC

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/17/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/17/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	2/17/2016